UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2006

WILSON HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-23819	76-0547762
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8121 Bee Caves Road, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code) (512) 732-0932

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangement of Certain Officers

(b)      Michael Luigs, a director of Wilson Holdings, Inc., resigned from the Board of Directors effective November 2, 2006. Mr. Luigs confirmed to the company that his resignation is not as a result of any disagreement between Mr. Luigs and the company relating to the company’s policies, operations or practices, but rather as a result of his desire to devote more time to his other endeavors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON HOLDINGS, INC.

Dated: November 3, 2006	By:	/s/ Clark Wilson
Clark Wilson
President and Chief Executive Officer